Exhibit 99.2

www. ringenergy.com NYSE American: REI VALUE FOCUSED PROVEN STRATEGY

Forward-Looking Statements and Cautionary Note Regarding Hydrocarbon Disclosures

Forward –Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of strictly historical facts included in this Presentation constitute forward-looking statements and may often, but not always, be identified by the use of such words as “may,” “will,” “should,” “could,” “intends,” “estimates,” “expects,” “anticipates,” “plans,” “project,” “guidance,” “target,” “potential,” “possible,” “probably,” and “believes” or the negative variations thereof or comparable terminology. These forward-looking statements include statements regarding the Company's financial position, future revenues, net income, potential evaluations, business strategy and plans and objectives for future operations. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that may cause actual results to be materially different than any future results expressed or implied in those statements. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices or production history; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under the Company’s credit facility; the impacts of hedging on results of operations; the Company’s ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; and the direct and indirect impact on most or all of the foregoing due to the COVID-19 pandemic. Some of the factors that could cause actual results to differ materially from expected results are described under “Risk Factors” in our 2021 annual report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 16, 2021, and in our subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. Although the Company believes that the assumptions upon which such forward-looking statements are based are reasonable, it can give no assurance that such assumptions will prove to be correct. All forward-looking statements in this Presentation are expressly qualified by the cautionary statements and by reference to the underlying assumptions that may prove to be incorrect.

The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof, except as required by applicable law. The financial and operating estimates contained in this presentation represent our reasonable estimates as of the date of this presentation. Neither our independent auditors nor any other third party has examined, reviewed or compiled the projections and, accordingly, none of the foregoing expresses an opinion or other form of assurance with respect thereto. The assumptions upon which the projections are based are described in more detail herein. Some of these assumptions inevitably will not materialize, and unanticipated events may occur that could affect our results. Therefore, our actual results achieved during the periods covered by the estimates will vary from the projected results. Prospective investors are cautioned not to place undue reliance on the estimates included herein.

Cautionary Note regarding Hydrocarbon Disclosures

The SEC has generally permitted oil and natural gas companies, in their filings with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. We use the terms “estimated ultimate recovery,” or “EURs,” “probable,” “possible,” and “non-proven” reserves, reserve “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines prohibit us from including in filings with the SEC. Reference to EURs (estimated ultimate recovery) of natural gas and oil includes amounts that are not yet classified as proved reserves under SEC definitions, but that we believe should ultimately be produced and are based on previous operating experience in a given area and publicly available information relating to the operations of producers who are conducting operations in these areas. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by us. Factors affecting the ultimate recovery of reserves that may be recovered include the scope of our drilling programs, which will be directly affected by capital availability, drilling and production costs, commodity prices, availability of services and equipment, permit expirations, transportation constraints, regulatory approvals and other factors, and actual drilling results, including geological and mechanical factors affecting recovery rates. Accordingly, actual quantities that may be recovered from our interests will differ from our estimates and could be significantly less than our targeted recovery rate. In addition, our estimates may change significantly as we receive additional data.

Supplemental Non-GAAP Financial Measures

This Presentation includes financial measures that are not in accordance with accounting principles generally accepted in the United States (“GAAP”), such as “Adjusted Net Income,” “Adjusted EBITDA,” “PV-10,” “Free Cash Flow,” or “FCF,” and “Cash Flow from Operations.” While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For definitions of such non-GAAP financial measures and their reconciliations to GAAP measures, please see the Appendix.

RING ENERGY
2
www.ringenergy.com NYSE American: REI

www.ringenergy.com NYSE American: REI Currently Focused on Conventional Permian Assets in Texas & New Mexico 2021 SEC Proved Reserves 1,2 77.8 MMBoe /PV10 $1,332MM 85% Oil 2021 Net Sales 8,519 Boe /d (86% Oil) Gross / Net Acres 1 83,604 / 64,380 Ring Energy – Independent Oil & Gas Company Deliver competitive and sustainable returns by developing, acquiring, exploring for, and commercializing oil and natural gas resources VITAL TO THE WORLD’S HEALTH AND WELFARE 1. As of December 31, 2021 2. PV - 10 is a Non - GAAP financial measure. See appendix for reconciliation to GAAP measure. 3. As of March 16, 2022 3 Market Cap ~$368 million 3 Consistently Generating Positive Cash Flow for 9 Qtrs. NEW MEXICO “NWS” North West Shelf “CBP” Central Basin Platform “DB” Delaware Basin Enterprise Value ~$658 million 3 REI Closing Price $3.21 3 52 - week range $1.81 - $4.16 REI Avg. Daily Share Volume ~2.4 million 3 Non - Core Area DB CBP NWS Core Areas

www.ringenergy.com NYSE American: REI Q4 2021 Highlights Executing our Strategy 4 ▪ Grew net sales by 11% compared to Q3 ▪ Adjusted EBITDA grew 21% over Q3 ▪ Paid down debt by $5.0 million utilizing a portion of Free Cash Flow ▪ Completed and placed on production 2 Phase IV wells (1 NWS & 1 CBP) on time and within budget ▪ Delivered net cash provided by operating activities of $23.2 million $9.3 1 MM Free Cash Flow $24.0 1 MM Adjusted EBITDA $24.1 MM Net Income $5.0 MM Debt Repayment 9 ,153 Boe /d (85% oil) Net Sales per day $ 9 .12 2 Lifting cost per Boe 1. Adjusted EBITDA and Free Cash Flow are Non - GAAP financial measures and reconciled in Ring’s earnings releases 2. Lifting cost equals lease operating expenses excluding gathering, transportation and processing costs divided by the total b arr els of oil equivalent (6 Mcf = 1 Boe ) sold during the same period. Q4 2021 Highlights Nearly 60% of the low - priced hedges rolled off December 31, 2021

www.ringenergy.com NYSE American: REI PD 60% PUD 40% 1P Summary Reserve Category Net Oil, MBbl Net Gas, MMcf Net MBOE Net Capex, $MM PV - 10 2 , $MM PD 36,821 39,749 43,446 $31 $795 PUD 29,018 32,025 34,355 $288 $538 TOTAL 65,839 71,774 77,801 $320 $1,332 SEC Proved Reserves 1 Year - End 2021 2021 SEC Pricing Reserves by Category ( % ) Reserves by PV 10 ( $ MM) Reserves by Product Oil/$ Bbl $63.04 Gas $/ Mmbtu $3.598 Oil 85% Gas 15% PD 56% PUD 44% 1) Based on Cawley, Gillespie & Associates Final YE 2021 SEC Proved Reserve report 2) PV10 is reconciled in Non - GAAP disclosure 5

www.ringenergy.com NYSE American: REI Focus on FCF and Strengthening the Balance Sheet Invest in High ROR Projects Performed 25 Effective CTRs 4 Reducing long - term operating costs Low Lifting Cost 2 at $9.75/Boe Safe, Efficient, & Disciplined Execution Generated $83.3MM in Adj. EBITDA (included burdensome ~ $45/ Bbl hedges) Generated FCF $20.5 MM FY’21 Marking over 2 years of FCF Reduced Debt by $23 MM FY’21 And $85 MM since 2 nd Qtr. 2020 6 Drilled 13 Successful Wells 3 Completed 15 Successful Wells 3 Successfully Executed Proven Strategy 2021 Value - Focused Initiatives 1 1. Source Ring FY 2021 Earnings press release 2. Lifting Cost ties to financials FY 2021 and does not include gathering, processing and transportation “GP&T” costs ($11.14/Bo e w ith GP&T) 3. Drilled 13 (10 HZ NWS & 3 HZ CBP) wells, completed 15 (12 HZ NWS & 3 HZ CBP) wells, participated in 2 Non - operated NWS HZ wells 4. CTR is convert to rod pump from ESP Pursue Operational Excellence

www.ringenergy.com NYSE American: REI Committed to ESG Issued Inaugural ESG Report in Q4 2021 7

Asset Areas

San Andres Reservoir
Proven, Conventional, Top Tier Returns

	San Andres Hz	Delaware Hz	Midland Hz
High ROR Oil Play	✓	✓	✓
Low D&C Costs	✓		
Lower 1st Year Decline	✓		
Low Lease Acquisition Cost	✓		
Long life wells	✓		
Oil IPs >750 Bbl/d		✓	✓
Multiple Benches		✓	✓
> 85% Oil	✓		
< $25/Bbl D&C Break-even	✓		

- Permian Basin has produced >30 BBbl,
  - San Andres accounts for 40%
- Low D&C costs[1] $2.75 - $3.8 MM per well
- Vertical depth of ~5,000’
- Typical oil column of 200’ - 300’
- Life >35+ years
- Initial peak oil rates of 300 - 700 Bbl/d
- Higher primary recovery than shales
- Potential for waterflood and CO_2

1. D&C capex range is for both 1.0 & 1.5 mile laterals and includes inflationary assumptions

RING ENERGY
9
Source: US Department of Energy & DrillingInfo
www.ringenergy.com NYSE American: REI

www.ringenergy.com NYSE American: REI ▪ Meaningful inventory of horizontal drilling locations ▪ Actively developing asset ▪ Low D&C and LOE costs drive strong economics ▪ Improving Drilling Efficiencies: ▪ CTR program further reduces costs ▪ 1 mile HZ well drill time spud to rig release and move to next location 7 - 9 days ▪ 1.5 mile HZ well drill time spud to rig release and move to next location 10 - 12 days ▪ Spud to Online in 45 - 60 days 2 Providing Significant Organic Growth 4Q21 Avg Sales 6,173 Boe /d (81% Oil) 2021 D&C Completed 4 Phase I wells (~99% WI) Completed 3 Phase II wells (~74% WI) Completed 2 Phase III wells (~100% WI) Completed 1 Phase IV well (~75% WI) Gross / Net Acres 1 35,810 / 26,655 Northwest Shelf Asset Area 10 2021 CTR’s 19 Conversions 1. As of December 31, 2021 2. Depending on lateral length and frac crew availability Ring Acreage Northwest Shelf

www.ringenergy.com NYSE American: REI 1,000 10,000 100,000 0 180 360 2016 & 2017 2018 2019,2020 & 2021 Months 6 12 BOE (85 - 90% Oil) 1,000 10,000 100,000 0 180 360 2015 2016 & 2017 2018 2019, 2020 & 2021 $2.0 M $2.5 M $3.0 M $3.5 M 2019 2020 2021 NWS Well Performance & Costs Significant Improvements Driving Top Tier Returns 11 D&C Cost Range per Year ( 1 Mile Lateral ) 1 NWS HZ Performance Average – Cum BOE vs Time ( 1 Mile Lateral ) 2,3 1. Wells categorized by spud year; 2021 wells include field estimates if actuals are incomplete 2. Downtime associated with 2020 pandemic curtailment removed 3. Well set comprised of single mile wells normalized to 5,080’ lateral length (does not include 1.5 Mile wells) ~530 Avg ~410 Avg ~420 Avg $1.5 M $2.0 M $2.5 M $3.0 M 2019 2020 2021 D&C Cost Range per Year ( 1.5 Mile Lateral ) 1 BOE (85 - 90% Oil) Months 6 12 BOE NWS HZ Performance Average – Cum BOE vs Time ( 1.5 Mile Lateral ) 2,3

www.ringenergy.com NYSE American: REI 4Q21 Avg Sales 2,574 Boe /d (95% Oil) 2021 CTR’s 6 Conversions 2021 D&C Completed 2 Phase III wells (~100% WI) Completed 1 Phase IV well (~100% WI) Gross / Net Acres 1 29,065 / 20,288 Technical Focus Reinvigorates Legacy Area Central Basin Platform Asset Area 12 Ring Acreage Central Basin Platform 1. As of December 31, 2021 2. Depending on lateral length and frac crew availability ▪ Strong inventory of horizontal drilling locations ▪ Actively developing asset ▪ Low D&C and LOE costs drive strong economics ▪ Improving Drilling Efficiencies: ▪ CTR program further reduces costs ▪ 1 mile HZ well drill time spud to rig release and move to next location 7 - 9 days ▪ 1.5 mile HZ well drill time spud to rig release and move to next location 10 - 12 days ▪ Spud to Online in 45 - 60 days 2

www.ringenergy.com NYSE American: REI 1,000 10,000 100,000 0 180 Months 6 Unlocking Value in CBP Technical Improvements to Completion and Landing Zone 13 Annual D&C per HZ Cost Range ( 1.5 Mile ) 1 ~530 Avg ~410 Avg ~420 Avg 2021 New Drills 1 Mile Wells 1.5 Mile Wells CBP HZ Performance – Cum BOE vs Time (2021 New Drills vs Historic) 2,4 2021 CBP New Drill (1.5 mile) HZ wells are outperforming compared to most of the historic CBP HZ wells 1) Wells categorized by spud year; 2021 wells include field estimates if actuals are incomplete 2) Downtime associated with 2020 pandemic curtailment removed 3) Well set comprised of single mile wells normalized to 5,080’ lateral length (does not include 1.5 Mile wells) 4) Well set comprised of University Lands wells in the CBP (No normalization) $2.0 M $2.5 M $3.0 M $3.5 M 2020 2021 No drilling in 2020 CBP BOE

www.ringenergy.com NYSE American: REI 0 50 100 150 200 2018 2019 2020 2021 NWS CBP Maintains Solid PDP Reserve Base that Generates Consistent FCF Increases reserves by reducing operating & well repair costs and extending well life ▪ ~50% long - term reduction in LOE ▪ Up to 75% reduction in future pulling costs ▪ Extends economic life & increases EUR CTRs Significantly Reduce Operating Costs 2020 2021 NWS 17 19 CBP 12 6 0 20 14 $- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 $200,000 $225,000 $250,000 Range of Avg Well Repair Cost ESP ROD $190,000 $65,000 $30,000 Cost Savings ESP vs ROD Maximizing Operational Margin is Predicated on Being a Leading LOW - COST OPERATOR ~75% Lower $240,000 CTR Projects 2020 - 2021 ESP Failures* 2018 – 2021 * ESP failures are any time a service rig is necessary to repair ESP downhole equipment in order to bring a well back on production

www.ringenergy.com NYSE American: REI Turnkey Asset with Predictable Cash Flow and Upside Potential Delaware Basin Asset 15 ▪ Launched sales process for Delaware Assets in 2021 ▪ Truist Securities running a marketed process ▪ Asset infrastructure in - place to enable efficient development ▪ Produced water, gas gathering and pipeline ▪ Long life and shallow decline PDP base ▪ High ownership - working interest ~ 98% (75% NRI) ▪ Large inventory of re - activations, re - completions, and new drills Ring Acreage

Financials

www.ringenergy.com NYSE American: REI Sustainable Value Focused Results 9,307 7,960 8,709 8,243 9,153 0 2,000 4,000 6,000 8,000 10,000 12,000 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Boe /d Net Sales $12.2 $10.8 $10.8 $10.6 $11.7 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 $MM LOE 1 and Cash G&A $24.5 $19.0 $20.6 $19.7 $24.0 $0.0 $10.0 $20.0 $30.0 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 $MM Adjusted EBITDA 2 $12.7 $2.9 $5.6 $2.6 $9.3 $0.0 $5.0 $10.0 $15.0 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 $MM Free Cash Flow 2 Executing Disciplined Strategy 17 1) LOE excludes gathering, transportation and processing costs (GP&T) 2) Adjusted EBITDA and Free Cash Flow are Non - GAAP financial measures and reconciled in the appendix * Q1’21 results impacted by winter storm shut in Phase I drill program * * * * Phase II drill program ~87% Oil ~89% Oil ~85% Oil ~86% Oil Phase III drill program ~85% Oil Phase IV drill program

www.ringenergy.com NYSE American: REI Historical Metrics Quarterly Analysis of FCF 1 $MM Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Adj EBITDA 1 $24.5 $19.0 $20.6 $19.7 $24.0 Capital - $7.8 - $14.5 - $11.5 - $13.7 - $11.3 Interest Exp. 2 - $4.0 - $3.6 - $3.5 - $3.4 - $3.4 Proceeds from Divestiture $2.0 Free Cash Flow 1 $12.7 $2.9 $5.6 $2.6 $9.3 18 $24.5 $19.0 $20.6 $19.7 $24.0 - $7.8 - $14.5 - $11.5 - $13.7 - $11.3 - $4.0 - $3.6 - $3.5 - $3.4 - $3.4 $12.7 $2.9 $5.6 $2.6 $9.3 -$30.0 -$20.0 -$10.0 $0.0 $10.0 $20.0 $30.0 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Adj. EBITDA/ Capital / Int Exp Adj EBITDA $MM Capital $MM Interest Exp $MM Proceeds from Divestiture $MM Free Cash Flow $MM ▪ Disciplined & efficient capital spending ▪ Focused on sustainably generating FCF ▪ Unrelenting goal to strengthen the balance sheet 1) Adjusted EBITDA and Free Cash Flow are Non - GAAP financial measures and reconciled in the appendix 2) Excludes amortization of deferred financing costs

www.ringenergy.com NYSE American: REI $375.0 $360.0 $313.0 $305.5 $300.5 $295.0 $290.0 $0.0 $100.0 $200.0 $300.0 $400.0 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 RBL Balance $313 MM outstanding debt with $36 MM in Surplus Cash Reducing Debt & Increasing Liquidity Disciplined Capital Spending & Sustainably Generating FCF is the Key 19 $20.0 $32.2 $40.6 $46.2 $51.4 $56.2 $61.6 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Liquidity

www.ringenergy.com NYSE American: REI Value Proposition 2022 and Beyond Positioned for Substantial Increase in Revenue and FCF Pivoting to Continuous, High - Return Organic Growth Pursuing Acquisition Opportunities to Increase Scale and Lower Break - Even Costs 20

Appendix

www.ringenergy.com NYSE American: REI 82% 12% 6% D,C&E CTRs/Recomp/Cap Workovers Land/Other CAPEX Allocation Mid Point $130 million 2022 Guidance Grow Production, Generate FCF, Pay Down Debt 22 Sales Volumes Q1 2022 FY 2022 Total ( Boe /d) 8,500 – 8,700 9,000 – 9,600 Oil (Bo/d) 7,200 – 7,400 7,800 – 8,350 Capital Spending Q1 2022 FY 2022 Capital spending 1 (millions) $19.5 - $21.5 $120 - $140 Number of new wells drilled 6 25 - 33 Number of new wells completed and online 2 25 - 30 Operating Expenses Q1 2022 FY 2022 LOE (per Boe ) $10.90 - $11.25 $10.90 - $12.00 GPT (per Boe ) $1.60 - $1.75 $1.60 - $2.00 1. In addition to Company - directed drilling and completion activities, the capital spending outlook includes funds for targeted wel l reactivations, workovers, infrastructure upgrades, and continuing the Company's successful CTR program in its NWS and CBP areas. Also inclu ded is anticipated spending for lease costs, contractual drilling obligations and non - operated drilling, completion and capital workovers.

www.ringenergy.com NYSE American: REI Financial Overview 2022 Oil Hedge Summary Summary of Crude Oil Hedges 1,476,085 $55.20 $30.00 $34.00 $38.00 $42.00 $46.00 $50.00 $54.00 $58.00 $62.00 $66.00 $70.00 - 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 1,800,000 2,000,000 FY'22 Swaps Price ($/Bbl) Volume (Bbls) Weighted Average Swap price Commodity Effective Date End Date Structure Daily Volume (Bbls/d) Weighted Avg. Swap Price (per Bbl) WTI - Crude 1/1/22 12/31/22 Swap 3,129 $46.60 WTI - Crude 2/1/22 2/28/22 Swap 1,000 $90.78 WTI - Crude 3/1/22 3/31/22 Swap 1,000 $89.12 WTI - Crude 4/1/22 4/30/22 Swap 1,000 $87.65 WTI - Crude 5/1/22 5/31/22 Swap 1,000 $86.44 WTI - Crude 6/1/22 6/30/22 Swap 1,000 $85.23 WTI - Crude 7/1/22 7/31/22 Swap 1,000 $84.15 WTI - Crude 8/1/22 8/31/22 Swap 1,000 $83.24 WTI - Crude 9/1/22 9/30/22 Swap 1,000 $82.30 WTI - Crude 10/1/22 10/31/22 Swap 1,000 $81.53 WTI - Crude 11/1/22 11/30/22 Swap 1,000 $80.79 WTI - Crude 12/1/22 12/31/22 Swap 1,000 $80.01 23

Income Statement and Operational Stats

Income Statement

	(Unaudited) Three Months Ended			Twelve Months Ended	
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Oil and Natural Gas Revenues	$ 59,667,156	$ 49,376,176	$ 31,351,673	$ 196,305,966	$ 113,025,138
Costs and Operating Expenses					
Lease operating expenses	7,678,140	6,983,196	7,866,057	30,312,399	29,753,414
Gathering, transportation and processing costs	1,449,884	1,051,163	1,256,282	4,333,232	4,090,238
Ad valorem taxes	131,663	703,774	717,766	2,276,463	3,125,221
Oil and natural gas production taxes	2,831,560	2,240,759	1,497,044	9,123,420	5,228,090
Depreciation, depletion and amortization	10,474,159	9,310,524	11,162,567	37,167,967	43,010,660
Ceiling test impairment	-	-	129,564,000	-	277,501,943
Asset retirement obligation accretion	183,383	182,905	212,503	744,045	906,616
Operating lease expense	83,591	83,589	319,483	523,487	1,196,372
General and administrative expense (including share-based compensation)	4,964,711	4,433,251	7,164,619	16,068,105	16,874,050
Total Costs and Operating Expenses	27,797,091	24,989,161	159,760,321	100,549,118	381,686,604
Income (Loss) from Operations	31,870,065	24,387,015	(128,408,648)	95,756,848	(268,661,466)
Other Income (Expense)					
Interest income	-	-	1	1	8
Interest (expense)	(3,542,514)	(3,551,462)	(4,658,826)	(14,490,474)	(17,617,614)
(Loss) gain on derivative contracts	(4,266,942)	(6,720,320)	(11,534,699)	(77,853,141)	21,366,068
Deposit forfeiture income	-	-	5,500,000	-	5,500,000
Net Other (Expense) Income	(7,809,456)	(10,271,782)	(10,693,524)	(92,343,614)	9,248,462
Income (Loss) Before Tax Provision	24,060,609	14,115,233	(139,102,172)	3,413,234	(259,413,004)
(Provision for) Benefit From Income Taxes	51,601	48,701	(21,152,105)	(90,342)	6,001,176
Net Income (Loss)	$ 24,112,210	$ 14,163,934	$ (160,254,277)	$ 3,322,892	$ (253,411,828)
Basic (Loss) Earnings per Share	$ 0.24	$ 0.14	$ (1.83)	$ 0.03	$ (3.48)
Diluted (Loss) Earnings per Share	$ 0.20	$ 0.12	$ (1.83)	$ 0.03	$ (3.48)
Basic Weighted-Average Shares Outstanding	99,789,095	99,358,504	87,503,079	99,387,028	72,891,310
Diluted Weighted-Average Shares Outstanding	123,297,240	121,220,748	87,503,079	121,193,175	72,891,310

Operational Stats

	(Unaudited) Three Months Ended			Twelve Months Ended	
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Net sales volumes:					
Oil (Bbls)	715,163	659,247	734,548	2,686,939	2,801,528
Natural gas (Mcf)	761,682	594,841	730,337	2,535,188	2,494,502
Total oil and natural gas (Boe) [(1)]	842,110	758,387	856,271	3,109,470	3,217,278
% Oil	*85%*	*87%*	*86%*	*86%*	*87%*
Average daily equivalent sales (Boe/d)	9,153	8,243	9,307	8,519	8,790
Average realized sales prices:					
Oil ($/Bbl)	$ 76.35	$ 69.61	$ 40.48	$ 67.56	$ 38.95
Natural gas ($/Mcf)	6.65	5.86	2.21	5.83	1.57
Barrel of oil equivalent ($/Boe)	$ 70.85	$ 65.11	$ 36.61	$ 63.13	$ 35.13
Average costs and expenses per Boe ($/Boe):					
Lease operating expenses	$ 9.12	$ 9.21	$ 9.19	$ 9.75	$ 9.25
Gathering, transportation and processing costs	1.72	1.39	1.47	1.39	1.27
Ad valorem taxes	0.16	0.93	0.84	0.73	0.97
Oil and natural gas production taxes	3.36	2.95	1.75	2.93	1.63
Depreciation, depletion and amortization	12.44	12.28	13.04	11.95	13.37
Asset retirement obligation accretion	0.22	0.24	0.25	0.24	0.28
Operating lease expense	0.10	0.11	0.37	0.17	0.37
General and administrative expense (including share-based compensation)	5.90	5.85	8.37	5.17	5.24
General and administrative expense (excluding share-based compensation)	4.79	4.82	5.09	4.39	3.58

(1) Boe is determined using the ratio of six Mcf of natural gas to one Bbl of oil (totals may not compute due to rounding). The conversion ratio does not assume price equivalency and the price on an equivalent basis for oil and natural gas may differ significantly.

RING ENERGY

24

www.ringenergy.com NYSE American: REI

www.ringenergy.com NYSE American: REI Balance Sheet and Cash Flow Statement Balance Sheet Cash Flow Statement 25 ASSETS Current Assets Cash and cash equivalents $ 2,408,316 $ 3,578,634 Accounts receivable 24,026,807 14,997,979 Joint interest billing receivable 2,433,811 1,327,262 Derivative receivable - 499,906 Prepaid expenses and retainers 938,029 396,109 Total Current Assets 29,806,963 20,799,890 Properties and Equipment Oil and natural gas properties, full cost method 883,844,745 836,514,815 Financing lease asset subject to depreciation 1,422,487 858,513 Fixed assets subject to depreciation 2,089,722 1,520,890 Total Properties and Equipment 887,356,954 838,894,218 Accumulated depreciation, depletion and amortization (235,997,307) (200,111,658) Net Properties and Equipment 651,359,647 638,782,560 Operating lease asset 1,277,253 1,494,399 Deferred financing costs 1,713,466 2,379,348 TOTAL ASSETS $ 684,157,329 $ 663,456,197 LIABILITIES AND STOCKHOLDERS' EQUITY Current Liabilities Accounts payable $ 46,233,452 $ 32,500,081 Financing lease liability 316,514 295,311 Operating lease liability 290,766 859,017 Derivative liabilities 29,241,588 3,287,328 Notes payable 586,410 - Total Current Liabilities 76,668,730 36,941,737 Deferred income taxes 90,292 - Revolving line of credit 290,000,000 313,000,000 Financing lease liability, less current portion 343,727 126,857 Operating lease liability, less current portion 1,138,319 635,382 Derivative liabilities - 869,273 Asset retirement obligations 15,292,054 17,117,135 Total Liabilities 383,533,122 368,690,384 Stockholders' Equity Preferred stock - $0.001 par value; 50,000,000 shares authorized; no shares issued or outstanding - - Common stock - $0.001 par value; 225,000,000 shares authorized; 100,192,562 shares and 85,568,287 shares issued and outstanding, respectively 100,193 85,568 Additional paid-in capital 553,472,292 550,951,415 Accumulated deficit (252,948,278) (256,271,170) Total Stockholders' Equity 300,624,207 294,765,813 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $ 684,157,329 $ 663,456,197 December 31, December 31, 2021 2020

Non-GAAP Disclosure

Certain financial information included in Ring's financial results are not measures of financial performance recognized by accounting principles generally accepted in the United States, or GAAP. These non-GAAP financial measures are "Adjusted Net Income", "Adjusted EBITDA", "Free Cash Flow" and "Cash Flow from Operations". Management uses these non-GAAP financial measures in its analysis of performance. In addition, Adjusted EBITDA is a key metric used to determine the Company's incentive compensation awards. These disclosures may not be viewed as a substitute for results determined in accordance with GAAP and are not necessarily comparable to non-GAAP performance measures which may be reported by other companies.

Adjusted Net Income does not include the estimated after-tax impact of share-based compensation, ceiling test impairment, and unrealized loss (gain) on change in fair value of derivatives, as well an add back of the full valuation against the Company's deferred tax assets during the fourth quarter of 2020. Adjusted Net Income is presented because the timing and amount of these items cannot be reasonably estimated and affect the comparability of operating results from period to period, and current periods to prior periods.

The Company also presents the non-GAAP financial measures Adjusted EBITDA and Free Cash Flow. The Company defines Adjusted EBITDA as net (loss) income plus net interest expense, unrealized loss on change in fair value of derivatives, ceiling test impairment, income tax (benefit) expense, depreciation, depletion and amortization and accretion, asset retirement obligation accretion and share-based compensation. Company management believes this presentation is relevant and useful because it helps investors understand Ring's operating performance and makes it easier to compare its results with those of other companies that have different financing, capital and tax structures. Adjusted EBITDA should not be considered in isolation from or as a substitute for net income, as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. Adjusted EBITDA, as Ring calculates it, may not be comparable to Adjusted EBITDA measures reported by other companies. In addition, Adjusted EBITDA does not represent funds available for discretionary use.

The Company defines Free Cash Flow as Adjusted EBITDA (defined above) less net interest expense (excluding amortization of deferred financing cost) and capital expenditures. For this purpose, the Company's definition of capital expenditures includes costs incurred related to oil and natural gas properties (such as drilling and infrastructure costs and the lease maintenance costs) and equipment, furniture and fixtures, but excludes acquisition costs of oil and gas properties from third parties that are not included in the Company's capital expenditures guidance provided to investors. Company management believes that Free Cash Flow is an important financial performance measure for use in evaluating the performance and efficiency of its current operating activities after the impact of accrued capital expenditures and net interest expense and without being impacted by items such as changes associated with working capital, which can vary substantially from one period to another. There is no commonly accepted definition Free Cash Flow within the industry. Accordingly, Free Cash Flow, as defined and calculated by the Company, may not be comparable to Free Cash Flow or other similarly named non-GAAP measures reported by other companies. While the Company includes net interest expense in the calculation of Free Cash Flow, other mandatory debt service requirements of future payments of principal at maturity (if such debt is not refinanced) are excluded from the calculation of Free Cash Flow. These and other non-discretionary expenditures that are not deducted from Free Cash Flow would reduce cash available for other uses.

PV-10 is a measure not prepared in accordance with GAAP that differs from a measure under GAAP known as "standardized measure of discounted future net cash flows" in that PV-10 is calculated without including future income taxes. Management believes that the presentation of the PV-10 value of our oil and natural gas properties is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to our estimated proved reserves independent of our income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to our reserves. We believe the use of a pre-tax measure provides greater comparability of assets when evaluating companies because the timing and quantification of future income taxes is dependent on company-specific factors, many of which are difficult to determine. For these reasons, management uses and believes that the industry generally uses the PV-10 measure in evaluating and comparing acquisition candidates and assessing the potential rate of return on investments in oil and natural gas properties. PV-10 does not necessarily represent the fair market value of oil and natural gas properties. PV-10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP.

The table below provides a reconciliation of PV-10 to the standardized measure of discounted future net cash flows:

Oil (Bbl)	Natural Gas (Mcf)	Total (Boe)	Pre-Tax PV-10 Value	Future Income Taxes, Discounted at 10%	Standardized Measure of Discounted Future Net Cash Flows
65,838,609	71,773,789	77,800,907	$ 1,332,097,625	$ (194,732,777)	$ 1,137,364,848

RING ENERGY

26

www.ringenergy.com NYSE American: REI

Non-GAAP Reconciliations

Adjusted Net Income

(Unaudited for All Periods)

	Three Months Ended			Twelve Months Ended	
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Net Income (Loss)	$ 24,112,210	$ 14,163,934	$ (160,254,277)	$ 3,322,892	$ (253,411,828)
Share-based compensation	933,593	777,461	2,807,006	2,418,323	5,364,162
Ceiling test impairment	-	-	129,564,000	-	277,501,943
Unrealized loss (gain) on change in fair value of derivatives	(15,223,080)	(8,200,688)	15,243,222	25,084,987	1,156,523
Tax impact of adjusted items	30,646	25,612	19,126,056	(225,432)	(9,915,293)
Adjusted Net Income	$ 9,853,369	$ 6,766,319	$ 6,486,007	$ 30,600,770	$ 20,695,507
Weighted-Average Shares Outstanding	99,789,095	99,358,504	87,503,079	99,387,028	72,891,310
Adjusted Net Income per Share	$ 0.10	$ 0.07	$ 0.07	$ 0.31	$ 0.28

Adjusted EBITDA

(Unaudited for All Periods)

	Three Months Ended			Twelve Months Ended	
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Net Income (Loss)	$ 24,112,210	$ 14,163,934	$ (160,254,277)	$ 3,322,892	$ (253,411,828)
Interest expense, net	3,542,514	3,551,462	4,658,825	14,490,473	17,617,606
Unrealized loss (gain) on change in fair value of derivatives	(15,223,080)	(8,200,688)	15,243,222	25,084,987	1,156,523
Ceiling test impairment	-	-	129,564,000	-	277,501,943
Income tax (benefit) expense	(51,601)	(48,701)	21,152,105	90,342	(6,001,176)
Depreciation, depletion and amortization	10,474,159	9,310,524	11,162,567	37,167,967	43,010,660
Asset retirement obligation accretion	183,383	182,905	212,503	744,045	906,616
Share-based compensation	933,593	777,461	2,807,006	2,418,323	5,364,162
Adjusted EBITDA	$ 23,971,178	$ 19,736,897	$ 24,545,951	$ 83,319,029	$ 86,144,506
Adjusted EBITDA Margin	40%	40%	78%	42%	76%
Weighted-Average Shares Outstanding	99,789,095	99,358,504	87,503,079	99,387,028	72,891,310
Adjusted EBITDA per Boe	$ 28.47	$ 26.02	$ 28.67	$ 26.80	$ 26.78
Adjusted EBITDA per Share	$ 0.24	$ 0.20	$ 0.28	$ 0.84	$ 1.18

Free Cash Flow

(Unaudited for All Periods)

	Three Months Ended			Twelve Months Ended	
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Adjusted EBITDA	$ 23,971,178	$ 19,736,897	$ 24,545,951	$ 83,319,029	$ 86,144,506
Net interest expense (excluding amortization of deferred financing costs)	(3,373,165)	(3,385,180)	(4,035,964)	(13,824,591)	(16,427,497)
Capital expenditures	(11,292,707)	(13,720,336)	(7,814,361)	(50,994,541)	(29,916,746)
Proceeds from divestiture of oil and natural gas properties	-	-	-	2,000,000	-
Free Cash Flow	$ 9,305,306	$ 2,631,381	$ 12,695,626	$ 20,499,897	$ 39,800,263

Cash Flow From Operations

(Unaudited for All Periods)

	Three Months Ended			Twelve Months Ended	
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Net Cash Provided by Operating Activities	$ 23,207,773	$ 17,512,759	$ 27,255,949	$ 72,731,212	$ 72,159,255
Changes in operating assets and liabilities	(2,609,810)	(1,161,042)	(6,722,162)	(3,236,824)	(2,418,446)
Cash Flow from Operations	$ 20,597,963	$ 16,351,717	$ 20,533,787	$ 69,494,388	$ 69,740,809

RING ENERGY
27
www.ringenergy.com NYSE American: REI

www.ringenergy.com NYSE American: REI Corporate Strategy Value Focused for Sustainable Success Attract and Retain Highly Qualified People Pursue Operational Excellence with a Sense of Urgency Invest in High - Margin, High RoR Projects Focus on FCF and Strengthen Balance Sheet Pursue Strategic A&D to Lower Breakeven Costs 28

www.ringenergy.com NYSE American: REI Add Photo Add Photo Add Photo Add Photo Add Photo Paul D. McKinney Chairman & Chief Executive Officer 35+ years of domestic & international oil & gas industry experience Executive & board roles include CEO, President, COO, Region VP and public & private board directorships Travis Thomas EVP & Chief Financial Officer 17+ years of oil & gas industry experience & accounting experience High level financial experience including CAO, VP Finance, Controller, Treasurer Alexander Dyes EVP of Engineering & Corporate Strategy 15+ years of oil & gas industry experience Multi - disciplined experience including VP A&D, VP Engineering, Director Strategy, multiple engineering & operational roles Marinos Baghdati EVP of Operations 19+ years of oil & gas industry experience Operational experience in drilling, completions and production including VP Operations, Operations manager, multiple engineering roles Stephen D. Brooks EVP of Land, Legal, HR & Marketing 40+ years of oil & gas industry experience Extensive career as landman including VP Land & Legal, VP HR VP Land and Land Manager Hollie Lamb VP of Compliance & GM of Midland Office 20+ years of oil & gas industry experience Previously Partner of HeLMS Oil & Gas, VP Engineering, Reservoir & Geologic Engineer Experienced Management Team Shared Vision with a Track Record of Success 29

www.ringenergy.com NYSE American: REI 30 Add Photo Paul D. McKinney Chairman & Chief Executive Officer 35+ years of domestic & international oil & gas industry experience Executive & board roles include CEO, President, COO, Region VP and public & private board directorships Anthony D. Petrelli Lead Independent Director 43+ years of banking, capital markets, governance & financial experience Executive and Board positions include CEO, President, multiple board chairs & directorships John A. Crum Independent Director 45+ years of domestic & international oil & gas industry experience Extensive executive roles including CEO, President & COO, and multiple public & private board chairs & directorships Richard E. Harris Independent Director 40+ years of experience across multiple industries Executive positions in oil & gas, industrial equipment, and technology including CIO, Treasurer, Finance and Business Development Thomas L. Mitchell Independent Director 35+ years of domestic & international oil & gas industry experience Executive & board roles include CFO, VP Accounting, Controller and public & private board directorships Regina Roesener Independent Director 35+ years of banking, capital markets, governance & financial experience Executive and Board positions including COO, director and Board Director positions Refreshed Board of Directors Accomplished and Diversified Experience Clayton E. Woodrum Independent Director 50+ years of accounting, tax & finance experience Wide range of financial acumen including positions as CFO, Partner in Charge and Board Director positions

ANALYST COVERAGE Alliance Global Partners (A.G.P.) Jeff Campbell (203) 577 - 5427 jcampbell@allianceg.com Tuohy Brothers Investment Noel Parks (215) 913 - 7320 nparks@tuohybrothers.com ROTH Capital Partners John M. White (949) 720 - 7115 jwhite@roth.com Truist Financial Neal Dingmann (713) 247 - 9000 neal.dingmann@truist.com COMPANY CONTACT Al Petrie (281) 975 - 2146 apetrie@ringenergy.com Chris Delange (281) 975 - 2146 cdelange @ringenergy.com